UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2012

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Common Stock Offering

On April 3, 2012, Hovnanian Enterprises, Inc. (“Hovnanian”) issued a press release announcing that it plans, subject to market conditions, to issue 25,000,000 shares of its Class A Common Stock (the “Shares”) in a registered underwritten public offering (the “Offering”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report does not constitute an offer to sell or the solicitation of an offer to buy the Shares in any jurisdiction in which such an offer or sale would be unlawful.

March 2012 Net Contracts

Hovnanian’s preliminary net contracts for the month of March 2012, including unconsolidated joint ventures, were 612 homes compared with 528 homes for the month of February 2012 and 390 homes for the month of March 2011. The March 2012 net contracts represent increases of 15.9% from last month and 56.9% over the same period last year.

At March 31, 2012, there were 215 active selling communities, including unconsolidated joint ventures, compared with 217 active selling communities at February 29, 2012 and 206 active selling communities at March 31, 2011.

Forward-Looking Statements

All statements in this current report on Form 8-K that are not historical facts should be considered as “forward-looking statements”. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Hovnanian to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic and industry and business conditions and impacts of the sustained homebuilding downturn, (2) adverse weather and other environmental conditions and natural disasters, (3) changes in market conditions and seasonality of Hovnanian’s business, (4) changes in home prices and sales activity in the markets where Hovnanian builds homes, (5) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws, and the environment, (6) fluctuations in interest rates and the availability of mortgage financing, (7) shortages in, and price fluctuations of, raw materials and labor, (8) the availability and cost of suitable land and improved lots, (9) levels of competition, (10) availability of financing to Hovnanian, (11) utility shortages and outages or rate fluctuations, (12) levels of indebtedness and restrictions on Hovnanian’s operations and activities imposed by the agreements governing Hovnanian’s outstanding indebtedness, (13) Hovnanian’s sources of liquidity, (14) changes in credit ratings, (15) availability of net operating loss carryforwards, (16) operations through joint ventures with third parties, (17) product liability litigation, warranty claims and claims made by mortgage investors, (18) successful identification and integration of acquisitions, (19) changes in tax laws affecting the after-tax costs of owning a home, (20) significant influence of Hovnanian’s controlling stockholders, (21) geopolitical risks, terrorist acts and other acts of war, and (22) other factors described in detail in Hovnanian’s Annual Report on Form 10-K for the year ended October 31, 2011 and Quarterly report on Form 10-Q for the quarter ended January 31, 2012. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1        Press Release issued April 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

Date: April 3, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release issued April 3, 2012

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